Exhibit 10.27

***Text Omitted and Filed Separately with the Securities and Exchange Commission

Confidential Treatment Requested Under

17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

SIXTH AMENDMENT TO

COLLABORATION AGREEMENT

This Sixth Amendment (“Sixth Amendment”) to the Collaboration Agreement (the “Agreement”) by and between F. Hoffmann-La Roche Ltd, with an office and place of business at Grenzacherstrasse 124, 4070, Basel, Switzerland, and Hoffmann-La Roche Inc., with an office and place of business at 150 Clove Road, Suite 8, Little Falls, New Jersey 07424, U.S.A. (together, “Roche”), on the one hand, and Foundation Medicine, Inc., with an office and place of business at 150 Second Street, Cambridge, MA 02141, U.S.A. (“FMI”), on the other hand (each a “Party,” and collectively, the “Parties”), as such Agreement has been amended from time to time, is entered into by and between the Parties and shall be considered effective as of the 1st of November, 2017 (the “Sixth Amendment Effective Date”). Capitalized terms used in this Sixth Amendment and not otherwise defined herein are used with the meanings ascribed to them in the Agreement.

1.	Section 1.27. Section 1.27 of the Agreement is hereby replaced with the following:
“1.27	Excepted Activities

The term “Excepted Activities” shall mean […***…].

[Signature page follows.]

***Confidential Treatment Requested***

IN WITNESS WHEREOF, the Parties hereto have caused this Sixth Amendment to be executed and effective as of the Sixth Amendment Effective Date. All other terms and conditions of the Agreement remain in force and effect.

FOUNDATION MEDICINE, INC.	F. HOFFMANN-LA ROCHE LTD

Signed: /s/ Melanie NallicheriSigned: /s/ Stefan Arnold

Name: Melanie NallicheriName: Stefan Arnold

Title: CBO and Head, BiopharmaTitle: Head Legal Pharma

F. HOFFMANN-LA ROCHE LTD

Signed: /s/ Joerg Kazenwadel

Name: Joerg Kazenwadel

Title: GAD

HOFFMANN-LA ROCHE INC.

Signed: /s/ John P. Parise

Name: John P. Parise

Title: Authorized Signatory

***Confidential Treatment Requested***

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